UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07692

Legg Mason Investors Trust, Inc.

(Exact name of Registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2010

Investment Commentary and

Annual Repor t

Legg Mason

Capital Management

American Leading

Companies Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management American Leading Companies Trust

Fund objective

The Fund seeks long-term capital appreciation and current income consistent with prudent investment risk.

Investment commentary

The U.S. equity market delivered strong returns for the fiscal year ended October 31, 2010, but the path to higher prices was far from smooth. With the exception of a slight pullback in January 2010, stocks moved generally higher in the first half of the fiscal year through mid-April, whereupon concerns about a sovereign debt crisis in Europe combined with a massive oil spill in the Gulf of Mexico and a regulatory assault on Goldman Sachs triggered a steep market correction in May and June, which took the equity market to new lows for the year. Particularly unnerving to investors was the so-called “flash crash” on May 6th, during which the Dow Jones Industrial Average (“DJIA”)i dropped nearly 1,000 points in a matter of minutes, before recovering to close lower for the day by a still discouraging 350 points. Stocks found their sea legs in early July and recovered strongly through the balance of the fiscal year, as investors’ fears about the possibility of a double-dip recession appeared to be overblown and corporate earnings continued their strong recovery.

Total Returnsii
12 months ended 10/31/10
S&P 500 Indexiii	16.52%
DJIA	17.62%
NASDAQ Composite Indexiv	23.87%
S&P MidCap 400 Index[v]	27.64%
Russell 2000 Indexvi	26.58%
Dow Jones U.S. Total Stock Market Indexvii	18.76%
S&P 100 Indexviii	12.98%
Russell 1000 Growth Indexix	19.65%
Russell 1000 Value Index[x]	15.71%

Past performance is no guarantee of future results. This table is for illustrative purposes only. Please note that an investor cannot directly invest in an index.

When all was said and done, the year was a solid one for stocks as shown above, but the accompanying volatility so unnerved many investors that they were hardly able to enjoy their gains. Throughout most of the year, investors showed a decided preference for bonds and bond funds over stocks. Gold, which gained 30% over the twelve-month period, has also attracted increasing investor attention as an inflation hedge and alternative to equities.

While investors’ recent infatuation with bonds is understandable, we believe it is wrong-headed. Our strong belief is that investors are once again practicing the “Rear-View Mirror” approach to investing by buying what has done well in the recent past, rather than thinking about what is most likely to do well in the future. Just as investors have been bitterly disappointed with their returns on stocks over the last decade, after loading up on them at the beginning of the millennium, we believe they will come to rue their current love affair with bonds, as rising interest rates over the next decade produce losses in fixed-income securities, particularly those with longer-dated maturities.

In our opinion, stocks are a much better bet to generate attractive returns over the next five to ten years than bonds. In fact, the chart on the following page (courtesy of Michael T. Darda, Chief Economist at MKM Partners) shows that the earnings yield (the inverse of the better known price-to-earnings (“P/E”) ratioxi) of the S&P 500 Index is at its most attractive level relative to corporate bonds in almost sixty years.

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management American Leading Companies Trust	III

Importantly, in our view, the earnings yields below are not based on analysts’ estimates, which are notoriously unreliable, but are based on corporate profits as reported to the IRS and recorded in the Bureau of Economic Analysis’ National Income and Product Account (“NIPA”) tables.

If stocks are so attractive, why then are they not generating more enthusiasm among investors? We think the answer is simply that investors’ experience with equities over the last ten years has been so painful that they have lost faith in stocks as long-term wealth builders. As noted above, they have recently been putting their trust in asset classes which have treated them better, notably cash, Treasury securities and gold.

Taking a much longer-term view, in our opinion, the appeal of stocks as superior wealth builders is far more apparent. We first encountered the table below in Jeremy Siegel’s book, The Future for Investors. The table in the book appears on page 171 and shows total real returns for five assets — stocks, bonds, Treasury bills, gold and the U.S. dollar — from 1802 to 2003. We have updated the figures in the table below through 2009 from data on the author’s website, JeremySiegel.com. The table shows the inflation-adjusted value of one dollar invested in each asset in 1802 with income reinvested.

Total Real Return Indicesxii
1802-2009
Dollar	$0.06
Gold	$3.17
Treasury Bills	$301.00
Treasury Bonds	$1,423.00
Stocks	$607,279.00

We find the numbers in the table to be quite startling. Over the course of the 207-year period covered, the U.S. dollar has lost 94% of its value, proving that the risk of currency debasement is not a new problem. Gold has proven to be an effective hedge against currency depreciation, as its advocates argue, but has provided virtually no real return. Treasury bills have done considerably better than gold, and Treasury bonds better still, but the clear winner, by a factor of 426 times over its nearest rival, is stocks. In the very long run, it has been absolutely no contest.

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management American Leading Companies Trust

Investment commentary (cont’d)

Why do stocks so significantly outperform other financial assets over long periods of time? We actually think the answer is fairly simple. Stocks represent ownership interests in businesses. Over time, businesses have the ability to adapt and adjust to changing economic circumstances. Some succeed grandly; others fail miserably. But as a group, they have the ability to evolve, thus giving them the capacity to deliver returns that other financial instruments — whose terms are largely fixed —cannot match. To secure that advantage, equity owners must bear greater risk of short-term loss and higher volatility. Given the magnitude of the difference in returns over time, that strikes us as a risk worth taking.

The dismal performance of equities over the last ten years has caused investors to lose sight of the long-term appeal of equities. We believe stocks are now priced to begin delivering much better returns. One need not stray far from the beaten path to find good quality stocks at very attractive prices. Andrew Bary, in an article in the July 5, 2010 issue of Barron’s entitled “Tempting 10s,” found that thirteen of the top twenty-five companies in the S&P 500 Index traded at or below 10 times estimated 2011 earnings at that time. The average P/E ratio of the group was 8.5 times, with an average dividend yield of 2.6%, a yield, we might add, that is likely to grow to the mid-to-high single-digit range in the future, in contrast to the ten-year Treasury yield which will remain fixed. Though a number of these stocks have rallied along with the market since July, they still represent an attractive hunting ground for investment ideas, in our judgment.

If you gave me the choice of owning a stock portfolio with similar composite characteristics for the next ten years or owning a portfolio composed of equal parts ten-year Treasuries and gold over the same period, I’d take the stocks in a heartbeat.

As always, we thank you for your support and welcome your comments.

David E. Nelson, CFA

Senior Vice President & Portfolio Manager

Legg Mason Capital Management, Inc.

November 15, 2010

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

Any statistics have been obtained from sources the portfolio manager believes to be reliable, but the accuracy and completeness of the information cannot be guaranteed. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Dow Jones Industrial Average ("DJIA") is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	Source: Wilshire, Russell®, NASDAQ® via Bloomberg, S&P via Bloomberg.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

[v]	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

vi

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii	The Dow Jones U.S. Total Stock Market Index measures the performance of all U.S. equity securities with readily available prices.

viii	The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

ix

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The price-to-earnings ("P/E") ratio is a stock's price divided by its earnings per share.

xii	Source: JeremySiegel.com

The Investment Commentary is not a part of the Annual Report.

October 31, 2010

Annual Repor t

Legg Mason

Capital Management

American Leading

Companies Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management American Leading Companies Trust for the twelve-month reporting period ended October 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

The Board of Directors of Legg Mason Capital Management American Leading Companies Trust (the “Fund”) recently approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by Legg Mason Capital Management Value Trust, Inc. (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders.

Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value (“NAV”)i as their shares of the Fund. It is anticipated that no gain or loss for federal income tax purposes would be recognized by Fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials describing the reorganization are expected to be mailed in the first quarter of 2011. If the reorganization is approved by Fund shareholders, it is expected to occur in April 2011. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s prospectus.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting Chairman	David R. Odenath President

November 26, 2010

[i]

Net asset value ("NAV") is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

2	Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation and current income consistent with prudent investment risk. The Fund invests primarily in securities that, in our opinion, offer the potential for capital appreciation and current income. Under normal circumstances, the Fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of “Leading Companies” that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the Fund will have a recent history of paying dividends. We define a “Leading Company” as one that, in our opinion, has attained a major market share in one or more products or services within one or more of its principal industries and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well-known as leaders in their respective industries; most are found in the top half of the S&P 500 Indexi.

We follow a value discipline in selecting securities and, therefore, seek to purchase securities at large discounts to our assessment of their intrinsic value. Under normal circumstances, we expect that the Fund will own a minimum of thirty-five different securities. We currently anticipate that the Fund will not own more than 20% of its net assets in foreign securities, which is any security not economically tied to the United States. The Fund may invest up to 20% of its net assets in debt securities.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equity markets seesawed over the past year as investors tried to make sense of mixed economic reports, government debt worries, lingering mortgage concerns and policy changes. Investor attitudes were tepid toward stocks as evidenced by massive outflows. Despite lukewarm investor sentiment, stocks have risen over the past twelve months. The second quarter proved rocky, coinciding with surprisingly negative unemployment data, an increasingly complex sovereign debt situation in Europe, a massive oil spill in the Gulf of Mexico and a surprising regulatory assault on Goldman Sachs. May’s “flash crash” further compounded investors’ unease and hesitancy to buy stocks. The equity market bottomed in early July and rallied again on better-than-expected corporate profits. Fear about mortgage putbacks hurting banks’ profitability and their willingness to lend money helped pull the market lower in August, with Financials stocks faring the worst of any sector that month. Stocks then rallied hard over the last two months of the reporting period on strong macro data and on expectations that the Federal Reserve Board (“Fed”)ii would remain accommodative. September began with robust manufacturing and labor data, sending the market higher by over 5% during the first three trading days of the month. The equity market continued its advance through October as investors came to interpret the Fed’s accommodative stance as a put option on the equity market, since the Fed said that inflation was short of their target while unemployment was too high.

Q. How did we respond to these changing market conditions?

A. We continued to follow our valuation discipline in navigating the volatile market environment over the past twelve months. This manifested itself in the portfolio in two main ways. First, as our pro-cyclical bets paid off and became incrementally less attractive from a valuation standpoint, we shifted capital toward sectors that benefited less from a cyclical rebound but that were increasingly embedding lower expectations due to investors chasing after growth in what seemed like a growth-challenged market. This included taking new positions in companies like Wal-Mart Stores Inc., Kellogg Co. and Colgate-Palmolive Co., as well as beaten-down Health Care companies like Johnson & Johnson, Medtronic Inc. and Stryker Corp. Second, as most measures of risk in the economy began to normalize, valuation dispersions shrank and there were less obvious mispricings in the market. This, coupled with the volatile market environment, suggested lowering the risk profile of the Fund was a prudent course of action. We accomplished this by increasing the number of names in the portfolio to add diversification benefits.

Performance review

For the twelve months ended October 31, 2010, Class C shares of Legg Mason Capital Management American Leading Companies Trust, excluding sales charges, returned 19.61%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 16.52% over the same time frame. The Lipper Large-Cap Value Funds Category Average1 returned 12.79% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 469 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report	3

Performance Snapshot as of October 31, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason Capital Management American Leading Companies Trust:
Class A	0.56%	20.51%
Class C	0.19%	19.61%
Class I	0.71%	20.89%
S&P 500 Index	0.74%	16.52%
Lipper Large-Cap Value Funds Category Average[1]	-1.74%	12.79%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated February 26, 2010, the gross total operating expense ratios for Class A, Class C and Class I shares were 1.16%, 1.92% and 0.91%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Airlines UAL Corp. (now United Continental Holdings Inc.) and Delta Air Lines Inc. were top contributors to performance over the past year as they benefited from the cyclical recovery playing out in the U.S. travel market. Furthermore, mergers in the airline industry forced capacity out of the market, allowing the remaining players to price rationally and build capital in a way that has not happened for a number of years. We believe that the airlines remain attractive as consolidation should continue pulling excess capacity out of the system.

UnitedHealth Group Inc. was also among the top-performing stocks in the portfolio as U.S. health care reform legislation proved to be less disruptive than investors expected. The uncertainty surrounding the attempted reform restrained managed-care stocks for much of 2009, but reports that the U.S. Senate would scrap the so-called “public option” in favor of covering more people under the plan ended up helping the stocks significantly toward the end of last year. UnitedHealth Group has sustained that momentum thus far in 2010 by reporting earnings that beat consensus for three consecutive quarters. We continue to believe that markets are underestimating the earnings potential of the managed-care companies, and we like the stock on a valuation basis over the longer term.

Q. What were the leading detractors from performance?

A. Financials and Information Technology (“IT”) stocks were the major detractors from performance during the period. The Financials bucket includes investment banks Morgan Stanley and Goldman Sachs Group Inc., as well as the large money-center banks Bank of America Corp., JPMorgan Chase & Co. and Wells Fargo & Co. Over the past year, these stocks were pushed lower as a result of the European sovereign debt crisis, the Securities and Exchange Commission charging Goldman with fraud, the “flash crash” and the mortgage putback scare. These events ignited investor fears of a double-dip recession and backlash against Wall Street, which stoked fears that fundamentals at these leveraged institutions would again deteriorate and necessitate another round of dilutive capital raises.

IT stocks Hewlett-Packard Co. and Nokia OYJ (ADR) were also significant detractors over the past twelve months. Hewlett-Packard shares fell as a result of the abrupt resignation of the company’s well-regarded CEO for violations of the company’s code of conduct. Despite this setback, we believe Hewlett-Packard shares are attractive given its low valuation, large base of recurring revenues, and a cyclical tailwind from a refresh of the aging personal computer installed base. Handset manufacturer Nokia suffered from several disappointing quarters and a gloomy outlook for its smartphone segment. The company failed to make up ground in the smartphone market as rivals Apple and Research in

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 475 funds for the six-month period and among the 469 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report

Fund overview (cont’d)

Motion charged ahead with high-end devices. Nokia suffered even more setbacks and continued to lose market share after delaying the release of its new Symbian smartphone operating system. However, we believe the stock embeds increasingly low expectations as a result, and the company still has a chance to be a major player in the rapidly evolving mobile phone space given its massive global scale and distribution.

Q. Where there any significant changes to the Fund during the reporting period?

A. We initiated fourteen new positions during the year and eliminated eleven holdings, resulting in a net gain of three securities. At the end of the period, the number of holdings in the Fund was sixty-five, up from sixty-two a year ago.

Significant additions to the portfolio included retailers Lowe’s Cos. Inc., Wal-Mart and J.C. Penney Co. Inc., Financials Citigroup Inc. and American Express Co., IT company MasterCard Inc., medical devices maker Medtronic, Pharmaceuticals Abbott Laboratories and Merck & Co. Inc., cereal maker Kellogg, consumer products maker Colgate-Palmolive, and satellite-TV operator DIRECTV (Class A Shares). We also initiated positions in biotech company Genzyme Corp. and energy giant BP, but these positions were eliminated during the period.

Meaningful sales over the past year included procyclical industrial and commodities-based companies Caterpillar Inc., Alcoa Inc. and Freeport-McMoRan Copper and Gold Inc., online media company Yahoo! Inc., discount wholesale retailer Costco Wholesale Corp., tobacco maker Altria Group Inc., cable operator Time Warner Cable Inc., exchange operator NYSE Euronext, and natural gas producer Chesapeake Energy Corp.

Thank you for your investment in Legg Mason Capital Management American Leading Companies

Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Legg Mason Capital Management, Inc.

November 15, 2010

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility. Additional risks may include those risks associated with investing in foreign and fixed-income securities and small-and mid-sized companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s principal investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2010 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: International Business Machines Corp. (3.8%), United Continental Holdings Inc. (3.7%), Microsoft Corp. (3.7%), eBay Inc. (3.6%), Hewlett-Packard Co. (3.3%), Time Warner Inc. (3.0%), Transocean Ltd. (2.9%), Texas Instruments Inc. (2.9%), EMC Corp. (2.8%) and JPMorgan Chase & Co. (2.6%). Please refer to pages 9 through 11 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2010 were: Information Technology (26.6%), Financials (17.7%), Industrials (14.3%), Health Care (12.3%) and Energy (9.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
ii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2010 and October 31, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2010 and held for the six months ended October 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.56%	$1,000.00	$1,005.60	1.19%	$6.02	Class A	5.00%	$1,000.00	$1,019.21	1.19%	$6.06
Class C	0.19	1,000.00	1,001.90	1.95	9.84	Class C	5.00	1,000.00	1,015.38	1.95	9.91
Class I	0.71	1,000.00	1,007.10	0.87	4.40	Class I	5.00	1,000.00	1,020.82	0.87	4.43

[1]	For the six months ended October 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 10/31/10	20.51%	19.61%	20.89%
Five Years Ended 10/31/10	N/A	-4.25	-3.29
Ten Years Ended 10/31/10	N/A	-0.71	N/A
Inception* through 10/31/10	29.21	5.04	0.60

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 10/31/10	13.54%	18.61%	20.89%
Five Years Ended 10/31/10	N/A	-4.25	-3.29
Ten Years Ended 10/31/10	N/A	-0.71	N/A
Inception* through 10/31/10	24.86	5.04	0.60

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 10/31/10)	56.17%
Class C (10/31/00 through 10/31/10)	-6.86
Class I (Inception date of 6/14/01 through 10/31/10)	5.81

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Capital Management American Leading Companies Trust vs. S&P 500 Index† — February 3, 2009 - October 2010

8	Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report

Fund performance (unaudited) (cont’d)

Value of $10,000 invested in

Class C Shares of Legg Mason Capital Management American Leading Companies Trust vs. S&P 500 Index† — October 2000 - October 2010

Value of $1,000,000 invested in

Class I Shares of Legg Mason Capital Management American Leading Companies Trust vs. S&P 500 Index† — June 14, 2001 - October 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class C and Class I shares are February 3, 2009, September 1, 1993 and June 14, 2001, respectively.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of Legg Mason Capital Management American Leading Companies Trust on February 3, 2009 (commencement of operations), October 31, 2000 and June 14, 2001 (commencement of operations), respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2010. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report	9

Schedule of investments

October 31, 2010

Legg Mason Capital Management American Leading Companies Trust

Security	Shares	Value
Common Stocks — 100.0%
Consumer Discretionary — 7.3%
Media — 4.4%
CBS Corp., Class B Shares	125,000	$2,116,250
DIRECTV, Class A Shares	20,000	869,200	*
Time Warner Inc.	200,000	6,502,000
Total Media		9,487,450
Multiline Retail — 0.6%
J.C. Penney Co. Inc.	40,000	1,247,200
Specialty Retail — 2.3%
Lowe’s Cos. Inc.	120,000	2,559,600
TJX Cos. Inc.	55,000	2,523,950
Total Specialty Retail		5,083,550
Total Consumer Discretionary		15,818,200
Consumer Staples — 6.6%
Beverages — 0.5%
PepsiCo Inc.	18,000	1,175,400
Food & Staples Retailing — 1.7%
Safeway Inc.	90,000	2,061,000
Wal-Mart Stores Inc.	31,000	1,679,270
Total Food & Staples Retailing		3,740,270
Food Products — 0.7%
Kellogg Co.	28,000	1,407,280
Household Products — 1.4%
Colgate-Palmolive Co.	23,500	1,812,320
Procter & Gamble Co.	19,000	1,207,830
Total Household Products		3,020,150
Tobacco — 2.3%
Philip Morris International Inc.	85,000	4,972,500
Total Consumer Staples		14,315,600
Energy — 9.0%
Energy Equipment & Services — 7.1%
Baker Hughes Inc.	50,000	2,316,500
National-Oilwell Varco Inc.	70,000	3,763,200
Noble Corp.	85,000	2,935,050
Transocean Ltd.	100,000	6,336,000	*
Total Energy Equipment & Services		15,350,750
Oil, Gas & Consumable Fuels — 1.9%
Apache Corp.	28,000	2,828,560
Exxon Mobil Corp.	20,000	1,329,400
Total Oil, Gas & Consumable Fuels		4,157,960
Total Energy		19,508,710
Financials — 17.7%
Capital Markets — 3.9%
Goldman Sachs Group Inc.	25,000	4,023,750
Morgan Stanley	120,000	2,984,400
State Street Corp.	35,000	1,461,600
Total Capital Markets		8,469,750

See Notes to Financial Statements.

10	Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report

Schedule of investments (cont’d)

October 31, 2010

Legg Mason Capital Management American Leading Companies Trust

Security	Shares	Value
Commercial Banks — 1.0%
Wells Fargo & Co.	87,500	$2,282,000
Consumer Finance — 2.1%
American Express Co.	30,000	1,243,800
Capital One Financial Corp.	90,000	3,354,300
Total Consumer Finance		4,598,100
Diversified Financial Services — 4.3%
Bank of America Corp.	160,000	1,830,400
Citigroup Inc.	460,000	1,918,200	*
JPMorgan Chase & Co.	148,000	5,569,240
Total Diversified Financial Services		9,317,840
Insurance — 6.4%
AFLAC Inc.	75,000	4,191,750
Hartford Financial Services Group Inc.	145,000	3,477,100
MetLife Inc.	65,000	2,621,450
Prudential Financial Inc.	67,000	3,522,860
Total Insurance		13,813,160
Total Financials		38,480,850
Health Care — 12.3%
Biotechnology — 1.9%
Amgen Inc.	73,000	4,174,870	*
Health Care Equipment & Supplies — 2.7%
Medtronic Inc.	50,000	1,760,500
Stryker Corp.	80,000	3,959,200
Total Health Care Equipment & Supplies		5,719,700
Health Care Providers & Services — 3.4%
Aetna Inc.	40,000	1,194,400
UnitedHealth Group Inc.	125,000	4,506,250
WellPoint Inc.	30,000	1,630,200	*
Total Health Care Providers & Services		7,330,850
Pharmaceuticals — 4.3%
Abbott Laboratories	28,000	1,436,960
Johnson & Johnson	75,000	4,775,250
Merck & Co. Inc.	40,000	1,451,200
Pfizer Inc.	100,000	1,740,000
Total Pharmaceuticals		9,403,410
Total Health Care		26,628,830
Industrials — 14.3%
Aerospace & Defense — 4.6%
Boeing Co.	40,000	2,825,600
General Dynamics Corp.	62,000	4,223,440
Lockheed Martin Corp.	42,000	2,994,180
Total Aerospace & Defense		10,043,220
Airlines — 5.2%
Delta Air Lines Inc.	230,000	3,194,700	*
United Continental Holdings Inc.	280,000	8,131,200	*
Total Airlines		11,325,900

See Notes to Financial Statements.

Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report	11

Legg Mason Capital Management American Leading Companies Trust

Security	Shares	Value
Electrical Equipment — 1.0%
Emerson Electric Co.	40,000	$2,196,000
Industrial Conglomerates — 3.5%
General Electric Co.	265,000	4,245,300
United Technologies Corp.	45,000	3,364,650
Total Industrial Conglomerates		7,609,950
Total Industrials		31,175,070
Information Technology — 26.6%
Communications Equipment — 5.0%
Cisco Systems Inc.	110,000	2,511,300	*
Nokia OYJ, ADR	400,000	4,272,000
QUALCOMM Inc.	90,000	4,061,700
Total Communications Equipment		10,845,000
Computers & Peripherals — 6.1%
EMC Corp.	290,000	6,092,900	*
Hewlett-Packard Co.	170,000	7,150,200
Total Computers & Peripherals		13,243,100
Internet Software & Services — 3.6%
eBay Inc.	260,000	7,750,600	*
IT Services — 5.4%
Accenture PLC, Class A Shares	57,000	2,548,470
International Business Machines Corp.	57,000	8,185,200
MasterCard Inc., Class A Shares	4,000	960,240
Total IT Services		11,693,910
Semiconductors & Semiconductor Equipment — 2.8%
Texas Instruments Inc.	210,000	6,209,700
Software — 3.7%
Microsoft Corp.	300,000	7,992,000
Total Information Technology		57,734,310
Materials — 0.9%
Metals & Mining — 0.9%
United States Steel Corp.	45,000	1,925,550
Telecommunication Services — 3.5%
Diversified Telecommunication Services — 1.4%
AT&T Inc.	110,000	3,135,000
Wireless Telecommunication Services — 2.1%
Sprint Nextel Corp.	1,100,000	4,532,000	*
Total Telecommunication Services		7,667,000
Utilities — 1.8%
Independent Power Producers & Energy Traders — 1.8%
AES Corp.	325,000	3,880,500	*
Total Investments — 100.0% (Cost — $145,725,404#)		217,134,620
Other Assets in Excess of Liabilities — 0.0%		90,969
Total Net Assets — 100.0%		$217,225,589

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $145,923,152.

Abbreviation used in this schedule:
ADR	—American Depositary Receipt

See Notes to Financial Statements.

12	Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report

Statement of assets and liabilities

October 31, 2010

Assets:
Investments, at value (Cost — $145,725,404)	$217,134,620
Receivable for securities sold	1,720,751
Dividends receivable	206,964
Receivable for Fund shares sold	97,587
Other assets	6,975
Total Assets	219,166,897

Liabilities:
Payable for securities purchased	653,640
Payable for Fund shares repurchased	636,272
Due to custodian	218,045
Distribution fees payable	163,326
Investment management fee payable	122,820
Directors’ fees payable	558
Accrued expenses	146,647
Total Liabilities	1,941,308
Total Net Assets	$217,225,589

Net Assets:
Par value (Note 7)	$13,443
Paid-in capital in excess of par value	208,088,034
Overdistributed net investment income	(115,924)
Accumulated net realized loss on investments	(62,169,180)
Net unrealized appreciation on investments	71,409,216
Total Net Assets	$217,225,589

Shares Outstanding:
Class A	851,645
Class C	11,797,706
Class I	793,409

Net Asset Value:
Class A (and redemption price)	$16.21
Class C*	$16.10
Class I (and redemption price)	$16.96
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.20

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report	13

Statement of operations

For the Year Ended October 31, 2010

Investment Income:
Dividends	$3,483,102
Interest	1,109
Less: Foreign taxes withheld	(33,335)
Total Investment Income	3,450,876

Expenses:
Distribution fees (Notes 2 and 5)	2,036,484
Investment management fee (Note 2)	1,588,044
Transfer agent fees (Note 5)	278,311
Registration fees	41,198
Legal fees	40,932
Directors’ fees	39,767
Custody fees	39,131
Shareholder reports	34,034
Audit and tax	31,025
Insurance	1,144
Miscellaneous expenses	10,654
Total Expenses	4,140,724
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(18,863)
Compensating balance arrangements (Note 1)	(301)
Net Expenses	4,121,560
Net Investment Loss	(670,684)

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	14,522,233
Change in Net Unrealized Appreciation (Depreciation) From Investments	27,281,427
Net Gain on Investments	41,803,660
Increase in Net Assets From Operations	$41,132,976

See Notes to Financial Statements.

14	Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report

Statements of changes in net assets

For the Year Ended October 31, 2010, the Period Ended October 31, 2009 and the Year Ended March 31, 2009	2010	2009†	2009

Operations:
Net investment income (loss)	$(670,684)	$(245,589)	$2,591,726
Net realized gain (loss)	14,522,233	3,787,525	(61,929,002)
Change in net unrealized appreciation (depreciation)	27,281,427	71,684,996	(177,335,018)
Increase (Decrease) in Net Assets From Operations	41,132,976	75,226,932	(236,672,294)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(177,924)	—	(2,676,889)
Net realized gains	—	—	(1,383,802)
Decrease in Net Assets From Distributions to Shareholders	(177,924)	—	(4,060,691)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	11,175,005	5,331,212	61,872,409
Reinvestment of distributions	173,428	—	4,041,034
Cost of shares repurchased	(61,090,327)	(33,792,715)	(245,678,405)
Decrease in Net Assets From Fund Share Transactions	(49,741,894)	(28,461,503)	(179,764,962)
Increase (Decrease) in Net Assets	(8,786,842)	46,765,429	(420,497,947)

NET ASSETS:
Beginning of year	226,012,431	179,247,002	599,744,949
End of year*	$217,225,589	$226,012,431	$179,247,002
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(115,924)	$34,443	$28,635

†	For the period April 1, 2009 through October 31, 2009.

See Notes to Financial Statements.

Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report	15

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2010	2009[2]	2009[3]

Net asset value, beginning of year	$13.53	$9.40	$10.44

Income (loss) from operations:
Net investment income	0.05	0.03	0.03
Net realized and unrealized gain (loss)	2.71	4.10	(1.07)
Total income (loss) from operations	2.76	4.13	(1.04)

Less distributions from:
Net investment income	(0.08)	—	—
Total distributions	(0.08)	—	—

Net asset value, end of year	$16.21	$13.53	$9.40
Total return[4]	20.51%	43.94%	(9.96)%

Net assets, end of year (000s)	$13,807	$13,099	$9,877

Ratios to average net assets:
Gross expenses	1.17%	1.14%[5]	1.34%[5]
Net expenses[6,7,8]	1.17	1.13 [5]	1.10 [5]
Net investment income	0.35	0.46 [5]	1.93 [5]

Portfolio turnover rate	14%	9%	33%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 1, 2009 through October 31, 2009.

[3]	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net asset of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors consent.

See Notes to Financial Statements.

16	Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2009[2,3]	2009[2,4]	2008[2,4]	2007[2,4]	2006[4]

Net asset value, beginning of year	$ 13.46	$ 9.39	$ 19.52	$ 24.87	$ 24.59	$ 21.85

Income (loss) from operations:
Net investment income (loss)	(0.06)	(0.02)	0.09	0.03	(0.06)	0.01
Net realized and unrealized gain (loss)	2.70	4.09	(10.07)	(3.81)	1.64	2.73
Total income (loss) from operations	2.64	4.07	(9.98)	(3.78)	1.58	2.74

Less distributions from:
Net investment income	—	—	(0.10)	—	(0.01)	—
Net realized gains	—	—	(0.05)	(1.57)	(1.29)	—
Total distributions	—	—	(0.15)	(1.57)	(1.30)	—

Net asset value, end of year	$16.10	$13.46	$9.39	$19.52	$24.87	$24.59
Total return[5]	19.61%	43.34%	(51.32)%	(16.24)%	6.68%	12.54%

Net assets, end of year (000s)	$189,961	$200,905	$159,944	$531,186	$765,000	$757,630

Ratios to average net assets:
Gross expenses	1.93%	1.88%[6]	1.89%	1.83%	1.85%	1.86%
Net expenses[7,8,9]	1.92	1.88 [6]	1.88	1.83	1.85	1.86
Net investment income (loss)	(0.40)	(0.28) [6]	0.62	0.12	(0.23)	0.04

Portfolio turnover rate	14%	9%	33%	28%	19%	14%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the year ended March 31.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net asset of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report	17

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009[2,3]	2009[2,4]	2008[2,4]	2007[2,4]	2006[4]

Net asset value, beginning of year	$14.14	$9.81	$20.57	$25.86	$25.33	$22.34

Income (loss) from operations:
Net investment income	0.10	0.05	0.28	0.31	0.23	0.22
Net realized and unrealized gain (loss)	2.84	4.28	(10.63)	(4.03)	1.67	2.82
Total income (loss) from operations	2.94	4.33	(10.35)	(3.72)	1.90	3.04

Less distributions from:
Net investment income	(0.12)	—	(0.36)	—	(0.08)	(0.05)
Net realized gains	—	—	(0.05)	(1.57)	(1.29)	—
Total distributions	(0.12)	—	(0.41)	(1.57)	(1.37)	(0.05)

Net asset value, end of year	$16.96	$14.14	$9.81	$20.57	$25.86	$25.33
Total return[5]	20.89%	44.14%	(50.86)%	(15.37)%	7.77%	13.63%

Net assets, end of year (000s)	$13,458	$12,008	$9,426	$68,559	$72,546	$41,476

Ratios to average net assets:
Gross expenses	0.89%	0.89%[6]	0.87%	0.79%	0.82%	0.84%
Net expenses[7,8,9]	0.89	0.89 [6]	0.86	0.79	0.82	0.84
Net investment income	0.63	0.70 [6]	1.61	1.22	0.90	1.09

Portfolio turnover rate	14%	9%	33%	28%	19%	14%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net asset of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management American Leading Companies Trust (the “Fund”) is a separate series of Legg Mason Investors Trust, Inc. (the “Corporation”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid price provided by an independent pricing service, that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$217,134,620	—	—	$217,134,620

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal

Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report	19

amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(f) Commission recapture. The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the year ended October 31, 2010, the Fund did not receive any commission rebates.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Paid-in Capital
(a)	$698,241	$(698,241)

(a)	Reclassifications are primarily due to a tax net operating loss.

20	Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report

Notes to financial statements (cont’d)

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. The annual advisory fee rates for the Fund are provided in the chart below:

Average Daily Net Assets	Annual Rate
First $1 billion	0.70%
Next $1 billion	0.68
Next $3 billion	0.65
Next $5 billion	0.62
Over $10 billion	0.59

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly-owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangement between the Fund and LMCM, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 1.20%, 1.95% and 0.95%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

During the year ended October 31, 2010, fees waived and/or expenses reimbursed amounted to $18,863.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at October 31, 2010, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMCM as follows:

	Class A	Class C	Class I
Expires October 31, 2013	$309	$18,554	—
Total fee waivers/expenses reimbursements subject to recapture	$309	$18,554	—

For the year ended October 31, 2010, LMCM did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”) which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report	21

For the year ended October 31, 2010, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	$2,000	$9,000

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$30,829,921
Sales	80,952,254

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$76,971,682
Gross unrealized depreciation	(5,760,214)
Net unrealized appreciation	$71,211,468

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each class, respectively. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of its Class C shares. Distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$34,686	$16,177
Class C	2,001,798	251,545
Class I	—	10,589
Total	$2,036,484	$278,311

For the year ended October 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$309
Class C	18,554
Class I	—
Total	$18,863

22	Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended October 31, 2010	Period Ended October 31, 2009†	Year Ended March 31, 2009
Net Investment Income:
Class A	$80,169	—	—
Class C	—	—	$2,036,660
Class I	97,755	—	640,229
Total	$177,924	—	$2,676,889

Net Realized Gains:
Class A	—	—	—
Class C	—	—	$1,224,154
Class I	—	—	159,648
Total	—	—	$1,383,802

†	For the period April 1, 2009 through October 31, 2009.

7. Shares of beneficial interest

At October 31, 2010, there were 100,000,000 shares authorized at $0.001 par value for Class A and 250,000,000 shares authorized at $0.001 par value for each of Class C and Class I of the Fund.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2010		Period Ended October 31, 2009†		Year Ended March 31, 2009
	Shares	Amount	Shares	Amount	Shares		Amount

Class A
Shares sold	56,033	$879,677	22,568	$292,982	1,201,487	*	$12,544,198	*
Shares issued on reinvestment	5,525	80,115	—	—	—		—
Shares repurchased	(178,128)	(2,724,485)	(105,168)	(1,285,454)	(150,672)	*	(1,469,770)	*
Net increase (decrease)	(116,570)	$(1,764,693)	(82,600)	$(992,472)	1,050,815	*	$11,074,428	*

Class C1
Shares sold	404,923	$6,145,383	290,289	$3,557,107	2,832,671		$39,612,249
Shares issued on reinvestment	—	—	—	—	251,573		3,257,702
Shares repurchased	(3,532,771)	(53,285,005)	(2,394,861)	(29,650,377)	(13,270,477)		(192,414,805)
Net decrease	(3,127,848)	$(47,139,622)	(2,104,572)	$(26,093,270)	(10,186,233)		$(149,544,854)

Class I2
Shares sold	259,920	$4,149,945	115,985	$1,481,123	568,283		$9,715,962
Shares issued on reinvestment	6,168	93,313	—	—	49,581		783,332
Shares repurchased	(321,718)	(5,080,837)	(227,574)	(2,856,884)	(2,989,913)		(51,793,830)
Net decrease	(55,630)	$(837,579)	(111,589)	$(1,375,761)	(2,372,049)		$(41,294,536)

†	For the period April 1, 2009 through October 31, 2009.

*	For the period February 3, 2009 (inception date) to March 31, 2009.

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended October 31, 2010 fiscal period ended October 31, 2009 and fiscal year ended March 31, 2009 were as follows:

`	October 31, 2010	October 31, 2009†	March 31, 2009

Distributions Paid From:
Ordinary income	$177,924	—	—

†	For the period April 1, 2009 through October 31, 2009.

Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report	23

As of October 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(61,971,432)
Other book/tax temporary differences(a)	(115,924)
Unrealized appreciation (depreciation)(b)	71,211,468
Total accumulated earnings (losses) — net	$9,124,112

*	During the taxable year ended October 31, 2010, the Fund utilized $14,509,320 of its capital loss carryover available from prior years. As of October 31, 2010, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2016	$(21,960,115)
10/31/2017	(40,011,317)
$(61,971,432)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 3, 2011. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended October 31, 2010.

10. Other Matter

The Board of Directors of Legg Mason Investors Trust, Inc. recently approved a reorganization pursuant to which Legg Mason Capital Management American Leading Companies Trust’s (the “Fund”) assets would be acquired, and its liabilities would be assumed, by Legg Mason Capital Management Value Trust, Inc. (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders.

Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value (“NAV”) as their shares of the Fund. It is anticipated that no gain or loss for federal income tax purposes would be recognized by Fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials describing the reorganization are expected to be mailed in the first quarter of 2011. If the reorganization is approved by Fund shareholders, it is expected to occur in April 2011. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the Fund’s prospectus.

24	Legg Mason Capital Management American Leading Companies Trust 2010 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Legg Mason Investors Trust, Inc. and Shareholders of Legg Mason Capital Management American Leading Companies Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Capital Management American Leading Companies Trust (one of the portfolios comprising Legg Mason Investors Trust, Inc., the “Fund”) at October 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 15, 2010

Legg Mason Capital Management American Leading Companies Trust	25

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Capital Management American Leading Companies Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors[1]

Ruby P. Hearn

Year of birth	1940
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None

Arnold L. Lehman

Year of birth	1944
Position with Fund	Lead Independent Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None

Robin J.W. Masters

Year of birth	1955
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Jill E. McGovern

Year of birth	1944
Position with Fund	Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

26	Legg Mason Capital Management American Leading Companies Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors[1] cont’d

Arthur S. Mehlman

Year of birth	1942
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	Director of Municipal Mortgage & Equity, LLC.

G. Peter O’Brien

Year of birth	1945
Position with Fund	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	Director of Technology Investment Capital Corp.

S. Ford Rowan

Year of birth	1943
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None

Robert M. Tarola

Year of birth	1950
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Capital Management American Leading Companies Trust	27

Interested Directors[3]

Mark R. Fetting

Year of birth	1954
Position with Fund	Chairman and Director
Term of office and length of time served[2]	Director since 2002 and Chairman since 2008
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Director	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Director during past five years	None

David R. Odenath

Year of birth	1957
Position with Fund	President and Director
Term of office and length of time served[2]	Since 2008
Principal occupation(s) during past five years	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008; formerly: President of Prudential Annuities (2002 to 2008); Executive Vice President (2003 to 2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003 to 2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003 to 2008) of American Skandia Marketing, Inc.; President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999 to 2003) of Prudential Investments; Senior Vice President (1999 to 2008) of Prudential Financial, Inc.; Senior Vice President (1993 to 1999) of PaineWebber Group, Inc. (investment banking).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Executive Officers

R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue, New York NY 10018

Year of birth	1951
Position(s) with Fund	Vice President
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Fund	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

28	Legg Mason Capital Management American Leading Companies Trust

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Executive Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1974
Position(s) with Fund	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. (since 2007); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Directors Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the Investment Company Act of 1940, as amended (the “1940 Act”).

[3]

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason Capital Management American Leading Companies Trust	29

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2010:

Record date:	12/09/2009
Payable date:	12/10/2009
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
Received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Capital Management

American Leading Companies Trust

Directors

Mark R. Fetting

Chairman

David R. Odenath

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent and shareholder servicing agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management American Leading Companies Trust

Legg Mason Capital Management American Leading Companies Trust

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926 (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management American Leading Companies Trust. This report is not authorized for distribution to prospective investors in Legg Mason Capital Management American Leading Companies Trust unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-013/A (12/10) SR10-1257

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2009 and October 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,560 in 2009 and $26,186 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Capital Management Special Investment Trust, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Capital Management Special Investment Trust, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,000 in 2009 and $3,500 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Capital Management Special Investment Trust, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Capital Management Special Investment Trust, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Capital Management Special Investment Trust, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Capital Management Special Investment Trust, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Capital Management Special Investment Trust, Inc. during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Capital Management Special Investment Trust, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Capital Management Special Investment Trust, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investors Trust Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Principal Executive Officer of Legg Mason Investors Trust Inc.

Date:	December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Principal Executive Officer of Legg Mason Investors Trust Inc.

Date:	December 22, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Investors Trust Inc.

Date:	December 22, 2010